UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 1, 2025
Date of Report (date of earliest event reported)
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Lineage, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	001-42191 (Commission File Number)	82-1271188 (I.R.S. Employer Identification Number)
46500 Humboldt Drive Novi, Michigan 48377
(Address of principal executive offices and zip code)
(800) 678-7271
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LINE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 – Changes in Registrant’s Certifying Accountant
(a) Dismissal of Previous Independent Registered Public Accounting Firm.
On April 1, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Lineage Inc. (the “Company”), approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective following the filing of the Company’s Form 10-Q for the quarter ended March 31, 2025.
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2024 and 2023, and during the subsequent interim period through April 1, 2025, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such years. During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 1, 2025, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting as of December 31, 2023 relating to the Company’s failure to timely complete its risk assessment and design, implement, and/or effectively operate controls for a sufficient period of time, as previously reported in the registration statement on Form S-11 (File No. 333-280470) that was declared effective by the Securities and Exchange Commission (the “SEC”) on July 24, 2024. This material weakness was remediated as of December 31, 2024, as previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025. The Audit Committee discussed this matter with KPMG, and the Company has authorized KPMG to respond fully to any inquiries of PricewaterhouseCoopers LLP (“PwC”) with respect to this matter.
The Company provided KPMG with a copy of the disclosures contained in this Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of KPMG’s letter, dated April 7, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm.
On April 1, 2025, the Audit Committee, after a thorough evaluation, approved the selection of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to PwC’s completion of its standard client acceptance procedures.
During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 1, 2025 (prior to the selection of PwC), neither the Company nor anyone on its behalf consulted with PwC with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” or a “reportable event” (as those terms are described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from KPMG LLP, dated April 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage, Inc.
(Registrant)

April 7, 2025	/s/ Natalie Matsler
Date	(Signature)
Natalie Matsler
Chief Legal Officer & Corporate Secretary